                       JOINT FILING STATEMENT
                  PURSUANT TO RULE 13D-1(F)(1)(III)
                  ---------------------------------

         The undersigned acknowledge and agree that the foregoing Statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated:  November 14, 1997

                            /s/ Richard Banakus
                         ---------------------------------
                            Richard Banakus

                            /s/ Hugues Lamotte
                         ---------------------------------
                            Hugues Lamotte

                            /s/ Donald Bakalor
                         ---------------------------------
                            Donald Bakalor

                            /s/ Oddvin Lokken
                         ---------------------------------
                            Oddvin Lokken

                            /s/ Etienne Des Roys
                         ---------------------------------
                            Etienne des Roys

                            /s/ Jean-francois Vert
                         ---------------------------------
                            Jean-Francois Vert

                            /s/ Ira Alpert
                         ---------------------------------
                            Ira Alpert

                            /s/ Per K. Reichborn
                         ---------------------------------
                            Per K. Reichborn

                            /s/ David Baker
                         ---------------------------------
                            David Baker

                            /s/ Bernard D. Gold
                         ---------------------------------
                            Bernard D. Gold

                            /s/ Charles Johnston
                         ---------------------------------
                            Charles Johnston

                            /s/ Karen A. Gray
                         ---------------------------------
                            Karen A. Gray



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